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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 1, 2007


                       BRILLIANT TECHNOLOGIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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         (State or Other Jurisdiction of Incorporation or Organization)

           0-23761                                       4000208
           -------                                       -------
   (Commission File Number)               (IRS Employer Identification No.)

                211 Madison Avenue, Apt. 28B, New York, NY 10016
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (212) 532-2736
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01      OTHER EVENTS.

On August 1, 2007, Brilliant Technologies Corporation ("Brilliant") notified The Flooring Zone, Inc. ("Flooring") that Brilliant was terminating the letter of intent, dated June 19, 2007 (the "LOI"), due to the failure of the parties to execute and deliver a definitive agreement by the deadline of July 31, 2007 set forth in the LOI. Flooring accepted Brilliant's termination notice on this basis.

Statements contained in this Current Report on Form 8-K may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve known and unknown risks, uncertainties, including any possible future transactions between the parties discussed in this Current Report on Form 8-K, and other factors which could cause the actual results expressed or implied by such forward-looking statements not to occur or be realized. Forward-looking statements may be identified by the use of forward-looking terminology such as "may", "will", "project", "expect", "believe", "estimate", "anticipate", "contemplate", "propose", "intend", "continue" or similar terms, variations of those terms or the negatives of those terms or other variations of those terms or comparable words or expressions.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BRILLIANT TECHNOLOGIES CORPORATION


Date: August 7, 2007                    /s/ Allan Klepfisz
                                        ------------------------------------
                                        Name: Allan Klepfisz
                                        Title: President and Chief Executive
                                        Officer




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